REPUBLIC AUTOMOTIVE PARTS, INC.

                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                              Effective January 1, 1995



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                           REPUBLIC AUTOMOTIVE PARTS, INC.
                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

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          ARTICLE 1 PREFACE

               1.1  Effective Date                                 1
               1.2  Purpose of the Plan                            1
               1.3  Governing Law                                  1
               1.4  Gender and Number                              1

          ARTICLE 2 DEFINITIONS

               2.1  Accrued Benefit                                2
               2.2  Eligible Employee                              2
               2.3  Final Average Earnings                         2
               2.4  Normal Retirement Date                         2
               2.5  Participant                                    2
               2.6  Plan                                           2
               2.7  Qualified Plan                                 2

          ARTICLE 3 RETIREMENT AND DISABILITY BENEFITS             3

          ARTICLE 4 VESTING                                        3

          ARTICLE 5 DEATH BENEFITS                                 3

          ARTICLE 6 DISTRIBUTION OF BENEFITS                       4

          ARTICLE 7 FUNDING AND ESTABLISHMENT OF ACCOUNTS

               7.1  Unfunded                                       4
               7.2  Limitation on Rights of Participants
                    and Beneficiaries                              4

          ARTICLE 8 MISCELLANEOUS

               8.1  Liability of Employer                          4
               8.2  Assignment and Alienation                      5
               8.3  Amendment or Termination                       5
               8.4  No Guarantee of Employment                     5
               8.5  Claims Submission and Review Procedure         5

          SCHEDULE A                                               6


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                           REPUBLIC AUTOMOTIVE PARTS, INC.

                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


               Republic Automotive Parts, Inc., herein referred to as Employer, does hereby establish a Supplemental Executive Retirement Plan for key executive Employees on the terms and conditions described hereinafter:

                                      ARTICLE 1
                                       PREFACE

          Section 1.1 Effective Date. The effective date of this Plan is January 1, 1995.

          Section 1.2. Purpose of the Plan. The purpose of this Plan is to provide supplemental retirement benefits for Participants who are in "a select group of management or highly compensated employees" to replace potential retirement benefits lost by such employees as a result of legislatively mandated changes in the Republic Automotive Parts, Inc. Employees' Retirement Plan.

          Section 1.3. Governing Law. This Plan shall be regulated, construed and administered under the laws of the State of Tennessee, except when preempted by federal law.

          Section 1.4. Gender and Number. The masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.


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                                      ARTICLE 2
                                     DEFINITIONS

               Except as otherwise provided, the definitions set forth in the Republic Automotive Parts, Inc. Employees' Retirement Plan shall have the same meaning when used herein, unless a different meaning is clearly required by the context of this Plan.

          Section 2.1. Accrued Benefit of a Participant as of any date, hereinafter called the accrual date, before his Normal Retirement Date shall equal the Participant's retirement benefit provided in
          Article 3 of this Plan.

          Section 2.2. Eligible Employee shall mean those select management Employees or highly compensated Employees deemed by the Employer to be eligible to participate in this Plan. Such Employees shall be listed on the attached Schedule A, which may be amended from time to time.

          Section 2.3. Final Average Earnings shall have the same meaning as such term is used in the Qualified Plan.

          Section 2.4. Normal Retirement Date shall have the same meaning as such term is used in the Qualified Plan.

          Section 2.5. Participant shall mean each Eligible Employee who has been designated by the Employer to be eligible to participate in this Plan. Such Employees shall be listed on the attached Schedule A, which may be amended from time to time.

          Section 2.6. Plan shall mean the Republic Automotive Parts, Inc. Supplemental Executive Retirement Plan, as herein set forth, or as duly amended.

          Section 2.7. Qualified Plan shall mean the Republic Automotive Parts, Inc. Employees' Retirement Plan, as it may be amended from time to time.


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                                      ARTICLE 3
                          RETIREMENT AND DISABILITY BENEFITS

               In addition to the benefit payable under the Qualified Plan, a Participant shall be entitled to an annual benefit under this Plan, calculated in monthly amounts equal to the Accrued Benefit of the Participant under the formula set forth in the Qualified Plan, calculated without regard to the limitations under Sections 401(a)(17) and 415 of the Code, as defined in the Qualified Plan, less the actual Accrued Benefit payable from the Qualified Plan subject to the limitations under Section 401(a)(17) and 415 of the Code. If the Participant receives an Early Retirement Pension, the benefit payable under this Plan shall be reduced in the same manner as the benefit under the Qualified Plan.

                                      ARTICLE 4
                                       VESTING

               Each Participant's Accrued Benefit in this Plan shall be vested at the same time and in the same manner as in the Qualified Plan.

                                      ARTICLE 5
                                    DEATH BENEFITS

               If a Participant dies, his Spouse, if any, shall be entitled to receive a survivor annuity based on his Accrued Benefit in this Plan calculated in the same manner as in the Qualified Plan.


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                                      ARTICLE 6
                               DISTRIBUTION OF BENEFITS

               Each retiring Participant shall receive payments under this Plan in the same method of payment elected under the Qualified Plan (without regard to the rules requiring spousal consent). Benefits payable from this Plan shall be actuarially adjusted using the same factors, methods, and assumptions as specified in the Qualified Plan to reflect the method of payment elected under the Qualified Plan.

                                      ARTICLE 7
                        FUNDING AND ESTABLISHMENT OF ACCOUNTS

          Section 7.1 Unfunded. This Plan is designed to be an unfunded, non-qualified plan. The Employer shall accrue the projected benefits payable under this Plan on its books identified as deferred compensation. The Employer may use any reasonable accounting policy in determining the method of this accrual.

          Section 7.2 Limitation on Rights of Participants and Beneficiaries. No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Employer prior to the time that any such assets are paid to the Participant or Beneficiary as provided in Article 6. The right of a Participant or beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Employer.

                                      ARTICLE 8
                                    MISCELLANEOUS

          Section 8.1. Liability of Employer. Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Employer and Eligible Employee, or between the Employer and Beneficiary or any other person. The Employer shall not be considered a trustee solely by reason of this Plan.


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          Section 8.2.  Assignment and Alienation.  No rights under this
          Plan may be assigned, transferred, alienated, pledged, or encumbered by an Eligible Employee or Beneficiary except by will or by applicable intestate laws or other laws of descent and distribution.

          Section 8.3. Amendment or Termination. The Employer hereby reserves the right, by written resolution of the Board, to amend or terminate this Plan at any time. However, a Participant's Accrued Benefit under this Plan may not be reduced by any such amendment or termination without the consent of the Participant.

          Section 8.4. No Guarantee of Employment. Nothing in this Plan shall be construed as guaranteeing future employment to Eligible Employees. An Eligible Employee continues to be an Employee of the Employer solely at the will of the Employer.

          Section 8.5. Claims Submissions and Review Procedure. All claims for benefits under this Plan shall be governed by the claims procedure set forth in the Qualified Plan.

               IN WITNESS WHEREOF, the Republic Automotive Parts, Inc. Supplemental Executive Retirement Plan is executed on behalf of the Employer, the 15th day of December, 1994.

                                           REPUBLIC AUTOMOTIVE PARTS, INC.

                                           /s/ EDGAR R. BERNER
                                           ______________________________
                                           Chairman of the Board

          ATTEST:

          /s/ RICHARD O. BERNER
          ____________________________________
          Director



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                                SCHEDULE A

                        REPUBLIC AUTOMOTIVE PARTS, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                              PLAN PARTICIPANTS



         Name                                        Social Security Number

  Keith M. Thompson                                     ###-##-####

  Donald B. Hauk                                        ###-##-####



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